PROSHARES TRUST

ProShares S&P Global Core Battery Metals ETF (ION)

Supplement dated November 2, 2022

to the Fund's Statement of Additional Information dated November 2, 2022 (as supplemented or amended)

The section titled "Purchase and Redemption Cut-Off Times" is replaced in its entirety with the following:

Purchase and Redemption Cut-Off Times

An Authorized Participant may place an order to purchase or redeem Creation Units (i) through the Continuous Net Settlement clearing processes of NSCC as such processes have been enhanced to effect purchases and redemptions of Creation Units, such processes being referred to herein as the "Clearing Process," or (ii) outside the Clearing Process. In either case, for a purchase or redemption order involving a Creation Unit to be effectuated at the Fund's NAV on a particular day, it must be received in proper form by the following cut-off times (which may be earlier if the relevant Exchange or any relevant bond market closes earlier than normal, such as the day before a holiday). In all cases purchase/redeem procedures are at the discretion of ProShare Advisors and may be changed without notice.

Fund(s)	Typical Creation Cut-Off Time (Eastern Time)
ProShares S&P Global Core Battery Metals	Order must be received between 4:01 p.m. and 5:00 p.m.
ETF	on any Business Day in order to receive the next
Business Day's NAV

For more information, please contact the Fund at 1-866-776-5125.

Please retain this supplement for future reference.